Exhibit 10.15.5
THIS WARRANT HAS BEEN ACQUIRED BY THE HOLDER SOLELY FOR ITS OWN ACCOUNT FOR THE PURPOSE OF INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND APPLICABLE STATE SECURITIES LAWS. THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.
WARRANT TO PURCHASE SHARES OF COMMON STOCK
OF
RULES-BASED MEDICINE, INC.
Void At and After 5:00 P.M.,
Austin, Texas time, on September 1, 2014
Warrant No. W-6
          This certifies that, for value received, OBLR, LLC, the registered holder hereof or registered assigns (the “Holder”), is entitled to purchase, subject to the terms and conditions contained in this Warrant, from Rules-Based Medicine, Inc., a Delaware corporation (the “Company”), at any time and from time to time, in whole or in part, on or after the date of this Warrant and prior to the Expiration Date (as defined in Section 1.4 hereof), an aggregate of 10,000 shares of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”), at an exercise price equal to $9.00 per share (the “Warrant Price”). The number of shares of Common Stock purchasable upon the exercise of this Warrant and the Warrant Price per share are subject to adjustment from time to time as hereinafter set forth.
1. EXERCISE OF WARRANT; EXPIRATION DATE.
1.1. Exercise of Warrant.
          Subject to the terms and conditions contained in this Warrant, the Holder hereof shall have the right, at any time and from time to time, in whole or in part, on or after the date of this Warrant and prior to the Expiration Date, to purchase from the Company that number of fully paid and nonassessable shares of Common Stock which the Holder hereof shall at the time be entitled to purchase pursuant to this Warrant (the “Shares”), upon surrender of this Warrant to the Company at its Principal Office (as defined in Section 5 hereof), together with the Purchase Form annexed hereto duly completed and signed by the Holder or by its duly authorized officer or attorney, and upon payment to the Company of the aggregate Warrant Price (as adjusted, if adjusted, pursuant to Section 7 hereof) for the number of Shares in respect of which this Warrant is then exercised. Payment of the Warrant Price shall be made in the form of a certified or official bank check payable to the order of the Company.
          Notwithstanding the foregoing, if this Warrant is being exercised in connection with a registered public offering of the Company’s securities or a sale of the Company, then the Holder may, at its option, condition its exercise of this Warrant upon the consummation of such transaction, in which case such exercise shall not be deemed effective until the consummation of such transaction.
          The rights of purchase represented by this Warrant shall be exercisable, at the election of the Holder, either in whole or from time to time in part and, in the event that this Warrant is exercised in respect of less than all of the Shares purchasable upon exercise of this Warrant at any time prior to the Expiration Date, a new Warrant of like tenor and representing the right to purchase the remaining Shares purchasable upon exercise of this Warrant shall be issued to the Holder.
          In addition to the method of payment set forth in this Section 1.1 and in lieu of any cash payment required in this Section 1.1, the Holder shall have the right at any time and from time to time to exercise this Warrant in full or in part by surrendering this Warrant in the manner specified above in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares to which this Warrant is being exercised multiplied by (y) a fraction, the numerator of which is the Market Price (as herein defined) of the shares of Common Stock less the Warrant Price (as herein defined) and the denominator of which is such Market Price, provided however, the right described in this paragraph will apply only in the event the Common Stock is publicly traded at the time of such exercise or if such exercise is in connection with a Qualified Transaction (as defined below).
          For purposes of the foregoing, the term “Market Price” of a share of Common Stock shall mean:
(a)	In the event the Common Stock is publicly traded, the average of the last reported sale price as published in the Wall Street Journal or, if not available, another recognized financial reporting service selected by the Company, for the ten (10) trading days prior to the date of determination of Market Price; or

(b)	In the event of an exercise in connection with (i) any consolidation of the Company with or merger of the Company into another person, or any merger of another person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or (ii) any sale, lease, license, transfer or other disposition to another person of all or substantially all of the assets of the Company, or (iii) any liquidation, reorganization, or dissolution of the Company or (iv) any other event or transaction having substantially the same effect as any of the foregoing in which the consideration to be received in any transaction described in (i), (ii), (iii) or (iv)

by the holders of Common Stock of the Company consists entirely of cash and/or publicly traded securities (a “Qualified Transaction”), the Market Price shall be the value received per share of Common Stock by all holders of Common Stock in such Qualified Transaction, with any publicly traded securities being valued using the valuation methodology applied to such shares under the terms of the Qualified Transaction or, if none, using the average of the last reported sale price as published in the Wall Street Journal or, if not available, another recognized financial reporting service selected by the Company, for the ten (10) trading days prior to the date of determination of Market Price.
1.2. Issuance of Shares.
          Upon surrender of this Warrant and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to and in the name of the Holder hereof a certificate or certificates for the number of full Shares so purchased upon the exercise of this Warrant. Such certificate or certificates shall be deemed to have been issued, and the Holder shall be deemed to have become the holder of record of such Shares, as of the close of business on the date of surrender of this Warrant and payment of such Warrant Price, as aforesaid, regardless of whether, at such date, the transfer books for the Common Stock or other securities purchasable upon the exercise of this Warrant may be closed for any purpose. The date and time at which the Holder hereof shall be deemed to have become a holder of record of such Shares is herein called the “Exercise Date.”
          Reference is made to a certain Investors Rights Agreement (the “Investors Rights Agreement”) by and among the Company, each of the investors named in the Investors Rights Agreement (each an “Investor” and together the “Investors”), RBM Holdings, LLC, a Delaware limited liability company (“RBM Holdings”) and RBM Management Group, LLC, a Delaware limited liability company (“RBM Management”) dated October 12, 2007. The Holder agrees that, upon the exercise of all or any part of this Warrant, as a condition to any issuance of shares of Common Stock of the Company, the Holder shall deliver to the Company and the Investors, a counterpart signature page to the Investors Rights Agreement pursuant to which such Holder shall confirm its agreement as a Common Holder to be subject to and bound by all of the provisions set forth in the Investors Rights Agreement.
1.3. No Fractional Shares.
          The Company shall not be required to issue fractional Shares upon the exercise of this Warrant. Rather, the number of Shares issuable upon the exercise of this Warrant shall be rounded up to the next whole Share.

1.4. Expiration Date.
          This Warrant and the rights of purchase represented hereby shall terminate and be void and of no further force and effect at 5:00 P.M., Austin, Texas time, on September 1, 2014 (such time on such date being the “Expiration Date”).
1.5. Investment Representations.
          The Holder is an “accredited investor” as defined in Regulation D under the Securities Act. The Holder has acquired this Warrant, and will acquire any Shares issued upon exercise of this Warrant, for its own account and not with a view to the distribution thereof in violation of the Securities Act or applicable state securities laws. The Holder understands that this Warrant and the Shares have not been registered under the Securities Act or any state securities laws and may not be sold, pledged or otherwise transferred without registration under the Securities Act and applicable state securities laws or an exemption therefrom. The Holder acknowledges that the certificates representing the Shares will bear a legend substantially to the effect of the legend set forth on the first page of this Warrant.
2. TRANSFER OR EXCHANGE OF WARRANT.
2.1. Transfer.
          The Holder may not sell, assign, pledge or otherwise transfer this Warrant or any interest herein to any person that is not an affiliate (as defined under the Securities Exchange Act of 1934, as amended) of the Holder, without the prior written consent of the Company in its discretion provided, however, that the Company shall not unreasonably withhold, delay or condition such consent. Subject to any such required consent, this Warrant shall be transferable upon surrender of this Warrant to the Company at its Principal Office, together with the Assignment Form annexed hereto duly completed and signed by the Holder or by its duly authorized officer or attorney. In case of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be delivered to the Company. Upon any registration of transfer, the Company shall execute and deliver to the person entitled thereto a new Warrant of like tenor and representing the right to purchase the same number of Shares as this Warrant then entitles the Holder hereof to purchase. By acceptance thereof, such person shall be deemed to have made the investment representations set forth in Section 1.5.
2.2. Exchange.
          This Warrant may be exchanged for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase the same number of Shares as this Warrant then entitles the Holder hereof to purchase. Any request to exchange this Warrant shall be made by the Holder in writing delivered to the Company at its Principal Office, specifying the denominations in which such new Warrant or Warrants are to be issued, accompanied by this Warrant. Promptly upon the Company’s receipt of such notice, the

Company shall execute and deliver to the Holder a new Warrant or Warrants, as so requested. The term “Warrant” as used herein includes any Warrant or Warrants into which this Warrant may be exchanged as aforesaid.
3. PAYMENT OF TAXES.
          The Company shall pay or cause to be paid all documentary stamp taxes, if any, attributable to the initial issuance of this Warrant and Shares issuable upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay, and the Holder shall pay, any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Shares in a name other than that of the Holder of this Warrant.
4. MUTILATED OR MISSING WARRANT.
          Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of mutilation) upon surrender of this Warrant, and upon cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant of like tenor and representing the right to purchase the same number of Shares as this Warrant then entitles the Holder hereof to purchase.
5. PRINCIPAL OFFICE; WARRANT REGISTER.
          The principal office of the Company (the “Principal Office”) at the date of this Warrant is located at 3300 Duval Road, Austin, Texas 78759, telecopy: (512) 835-4687. The Company may from time to time change its Principal Office by notice in writing to the Holder. The Company shall maintain at its Principal Office a register (the “Warrant Register”) for registration of Warrants and transfers and exchanges of Warrants. The Company shall be entitled to treat the registered Holder of this Warrant as the owner in fact hereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person. The Company shall cancel any Warrant surrendered for transfer, exchange or exercise.
6. RESERVATION OF SHARES.
          There have been reserved, and the Company shall at all times until the Expiration Date keep reserved, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant. The Company covenants that all Shares which may be issued upon the exercise of this Warrant shall, upon issue, be duly authorized, validly issued, fully paid, nonassessable, free of preemptive rights and free from all liens, charges and security interests with respect to the issue thereof.

7. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES.
          The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price per Share shall be subject to adjustment from time to time upon the happening of certain events, as follows:
7.1. Adjustments.
          (a) In case the Company shall at any time after the date of this Warrant (i) make any distribution to all holders of its outstanding shares of Common Stock in shares of Common Stock such that the number of shares of Common Stock outstanding is increased, (ii) subdivide or split-up its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, then the number of Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder hereof shall be entitled to purchase the kind and number of Shares or other securities of the Company that the Holder would have owned or would have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately after the effective date of such event.
          (b) Whenever the number of Shares purchasable upon the exercise of this Warrant is adjusted as herein provided, the Warrant Price per Share payable upon exercise of this Warrant shall be adjusted (calculated to the nearest $.0001) by multiplying such Warrant Price immediately prior to such adjustment by a fraction, the numerator of which is the number of Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which is the number of Shares so purchasable immediately after such adjustment.
          (c) If, at any time while this Warrant remains outstanding, the holders of shares of the Common Stock receive or, on or after the record date fixed for the determination of eligible stockholders, become entitled to receive, without payment, securities or property (other than cash or Common Stock) of the Company by way of dividend or other distribution in respect of the Common Stock, then in each such case, this Warrant shall entitle the Holder to acquire, in addition to the shares of Common Stock receivable upon an exercise of this Warrant and payment of the Warrant Price, the amount of such securities or property (other than cash or Common Stock) of the Company, without payment of additional consideration, that the Holder would have been entitled to receive had the Effective Date of such exercise of the Warrant occurred immediately prior to the record date fixed for the determination of eligible stockholders for the distribution of such securities or property in respect of the Common Stock.
          (d) For the purpose of this Section 7.1, the term “shares of Common Stock” means (i) the class of stock designated as the Common Stock, par value $0.001 per share, of the

Company at the date of this Warrant or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.
          (e) Whenever the number of Shares purchasable upon the exercise of this Warrant or the Warrant Price per Share is adjusted as provided for herein, the Company shall promptly mail to the Holder of this Warrant notice of such adjustment or adjustments, together with a certificate of the Company setting forth the number of Shares purchasable upon the exercise of this Warrant and the Warrant Price per Share after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.
          (f) The Company may, at its option, at any time during the term of this Warrant, reduce the then current Warrant Price, or increase the number of shares of Common Stock purchasable upon exercise of this Warrant, to such amount or number as the Board of Directors of the Company considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.
7.2. No Adjustment for Dividends.
          Except as provided in Section 7.1, no adjustment in respect of any dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.
7.3. Termination of Purchase Rights Upon Merger, Consolidation, Etc.
     Notwithstanding anything to the contrary contained in this Warrant, the rights of holder shall terminate in the event (“Termination Event”) of a:
               a) a merger or consolidation in which
i.	the Company is a constituent party or

ii.	a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, for the purpose of this clause, all shares of Common Stock issuable upon exercise or conversion of convertible securities outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or
               b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all the assets of the Company and its subsidiaries taken as a whole (including, without limitation, its patents, trade secrets, contracts or underlying intellectual property), or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Company.
               c) a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company.
     The Company shall give notice in writing of such Termination Event to the Holder hereof, as provided in Section 9 hereof. Such notice shall be given at least 10 days prior to the date such Termination Event is to occur, specifying the date such Termination Event is to occur.
     If this Warrant is being exercised in connection with a Termination Event, then the Holder may, at its option, condition its exercise of this Warrant upon the consummation of such transaction, in which case such exercise shall not be deemed effective until the consummation of such transaction. In any event, the Common Stock to be received by Holder will be subject to the terms and provisions of the Investors Rights Agreement, including, without limitation, Section 6.3 of the Investors Rights Agreement.
8. NO RIGHTS AS STOCKHOLDER; NOTICES TO HOLDER.
          Nothing contained herein shall be construed as conferring upon the Holder hereof (solely in its capacity as the Holder hereof) the right to vote or to receive dividends or to consent to or receive notice as a stockholder of the Company in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the Expiration Date and prior to the exercise in full of this Warrant, any of the following events shall occur:

          (a) the Company shall declare any dividend or other distribution upon its outstanding shares of Common Stock payable otherwise than in cash out of its retained earnings or in shares of Common Stock; or
          (b) the Company shall authorize the granting to all holders of its outstanding shares of Common Stock any rights, options or warrants to subscribe to or purchase any shares of Common Stock or securities convertible into shares of Common Stock; or
          (c) any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or any sale, lease, license, transfer or other disposition of all or substantially all of the assets of the Company, or a dissolution, liquidation or winding up of the Company shall be proposed;
then in any one or more of such events, the Company shall give notice in writing of such event to the Holder hereof, as provided in Section 9 hereof. Such notice shall be given at least 10 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders for purposes of such event. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.
9. NOTICES.
          Any notice, request, instruction or other communication to be given hereunder by the Company or the Holder to the other shall be in writing and delivered personally or sent by telecopy or overnight courier, postage prepaid, (a) if to the Company, to the Company at its Principal Office, and (b) if to the Holder, to the Holder at its last address as it appears in the Warrant Register. Communications delivered personally or by telecopy shall be deemed received on the same business day, and communications delivered by overnight courier shall be deemed received on the next succeeding business day.
10. SUCCESSORS.
          All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder. The Company shall not merge or consolidate with or into any other person unless the person resulting from such merger or consolidation (if not the Company) shall expressly assume the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

11. CAPTIONS.
          The captions of the sections and subsections of this Warrant have been inserted for convenience only and shall have no substantive effect.
12. GOVERNING LAW.
          This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principles thereof.
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SIGNATURES APPEAR ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered by its duly authorized officer, and to be attested by its Secretary, as of the date set forth below.
Dated: December 31, 2009

RULES-BASED MEDICINE, INC.
By	/s/ T. Craig Benson
T. Craig Benson
President

RULES-BASED MEDICINE, INC.
WARRANT TO PURCHASE SHARES OF COMMON STOCK
PURCHASE FORM
          The undersigned registered Holder hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, ____________ shares of the stock provided for therein, and tenders herewith payment of the aggregate Warrant Price of such shares in the amount of $____________, in the form of a certified or official bank check payable to the order of the Company. The undersigned Holder requests that certificates for such shares be issued in the name of such Holder, as follows:

(PLEASE PRINT NAME, ADDRESS AND FEDERAL TAX I.D. NUMBER)

If such number of shares shall not be all the shares purchasable under the within Warrant, the undersigned Holder requests that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be registered in the name of the undersigned Holder as indicated above and delivered to the address stated above.
Dated: ___________________________

Name of Holder:

(PLEASE PRINT)

Signature:

RULES-BASED MEDICINE, INC.
WARRANT TO PURCHASE SHARES OF COMMON STOCK
ASSIGNMENT FORM
     FOR VALUE RECEIVED, the undersigned registered Holder does hereby sell, assign and transfer unto:

(PLEASE PRINT NAME, ADDRESS FEDERAL TAX I.D. NUMBER OF ASSIGNEE)

the right to purchase _____ shares represented by the within Warrant and hereby authorizes the transfer of registration of such Warrant to the assignee on the Warrant Register. The undersigned further directs the Company to issue and deliver to the assignee, at the address set forth above, a new Warrant of like tenor and representing the right to purchase such number of shares.
Dated: __________________________

Name of Holder:

(PLEASE PRINT)

Address:

Signature: